Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 21st Century Oncology Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2014 (the “Report”), I, Joseph Biscardi, SVP, Assistant Treasurer, Controller and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of  the Sarbanes-Oxley Act of 2002, that:

(1)                                              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written certification required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ JOSEPH BISCARDI

Joseph Biscardi
SVP, Assistant Treasurer,
Controller and Chief Accounting Officer
(principal financial officer)
February 5, 2015